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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                    the Securities and Exchange Act of 1934


               Date of Report (Date of Earliest Event Reported):
                               October 21, 1996


                           FAMILY GOLF CENTERS, INC.
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            (Exact Name of Registrant as Specified in its Charter)


      Delaware                     0-25098                    11-3223246
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   (State or other               (Commission                (IRS Employer
   jurisdiction of                  File                    Identification
   incorporation)                  Number)                       No.)


                             225 Broadhollow Road
                           Melville, New York 11747
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                   (Address of principal executive offices)

                   Registrant's Telephone Number, including
                           area code: (516) 694-1666



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                (Former Address, if changed since last report)

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Item 2.     Acquisition or Disposition of Assets.

MT. OLIVE GOLF CENTER

         On October 21, 1996, Family Golf Centers, Inc. (the "Company) acquired certain assets from Mt. Olive Golf Center, Inc., a New Jersey Corporation (the "Seller"). The acquired assets included (i) approximately 25 acres of real property in Flanders, New Jersey on which there is a golf driving range, two miniature golf courses and related facilities operated as the "Mt. Olive Golf Center," and (ii) certain equipment, fixtures, personal property and contracts used in connection with the operation of the golf center (the "Mt. Olive Assets").

         Pursuant to the Purchase Agreement, dated as of October 21, 1996, between the Seller and the Company, the Company purchased the Mt. Olive Assets for (i) $3,060,000 in cash and (ii) an option to purchase up to 20,000 shares of the Company's Common Stock at an exercise price of $31.00 per share, which option expires October 21, 2001. The source of funds for the cash portion of the purchase price was derived from working capital.

         The Company intends to continue operating the Mt. Olive Golf Center in substantially the same manner as previously conducted.


LIGHTHOUSE COVE GOLF & GAMES

         On October 21, 1996, the Company acquired certain assets from Margate Partners Limited Partnership, a Florida limited partnership (the "Seller"). The acquired assets included (i) approximately 14.371 acres of real property in Margate, Florida on which there is a golf driving range, miniature golf course and related facilities operated as the "Lighthouse Cove Golf & Games," and (ii) certain equipment, fixtures, personal property and contracts used in connection with the operation of the golf center (the "Margate Assets").

         Pursuant to the Purchase Agreement, dated as of October 21, 1996, between the Seller and the Company, the Company purchased the Margate Assets for $2,000,000 in cash. The source of funds for the purchase price was derived from working capital.

         The Company intends to continue operating the Margate Assets in substantially the same manner as previously conducted.


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.


            (a) Financial Statements of Businesses Acquired
         It is impractical to file financial statements of the businesses acquired by the Company from Mt. Olive Golf Center, Inc. and Margate Partners Limited Partnership. The required financial statements will be filed under

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cover of a Form 8-K/A within 60 days of Novermber 5, 1996.

              (b) Pro Forma Financial Information

         It is impractical to file pro forma financial information. The required pro forma financial information will be filed under cover of a Form 8 K/A within 60 days of November 5, 1996.

              (c) Exhibits

                   1. Purchase Agreement, dated October 21, 1996, between Mt. Olive Golf Center and Mt. Olive Family Golf Centers, Inc., a wholly owned subsidiary of Family Golf Centers, Inc.

                   2. Stock Option Agreement, dated October 21, 1996, between Family Golf Centers, Inc. and Mt. Olive Golf Center, Inc.

                   3. Purchase Agreement, dated October 21, 1996, between Margate Partners Limited Partnership and Margate Family Golf Centers, Inc., a wholly owned subsidiary of Family Golf Centers, Inc.

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                               INDEX TO EXHIBITS


    Exhibit                                                        Page Number
    -------                                                        -----------
1.  Purchase Agreement, dated October 21, 1996, between Mt.
    Olive Golf Center, Inc. and Mt. Olive Family Golf Centers,
    Inc., a wholly owned subsidiary of Family Golf Centers, Inc.

2.  Stock Option Agreement, dated October 21, 1996, between
    Family Golf Centers, Inc. and Mt. Olive Golf Center, Inc.

3.  Purchase Agreement, dated October 21, 1996, between
    Margate Partners Limited Partnership and Margate Family
    Golf Centers, Inc., a wholly owned subsidiary of Family Golf
    Centers, Inc.

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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. October 30, 1996

                                         FAMILY GOLF CENTERS, INC.

                                         By: /s/ Krishnan P. Thampi
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                                         Krishnan P. Thampi
                                         Chief Financial Officer and Secretary


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